1. Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
Schedule Of Earnings Per Share
Years Ended December 31,	2016	2015

Net income, as reported	$5,484,278	$4,825,591
Less: dividends to preferred shareholders	87,500	81,250
Net income available to common shareholders	$5,396,778	$4,744,341
Weighted average number of common shares
used in calculating earnings per share	5,024,270	4,961,972
Earnings per common share	$1.07	$0.96